JPMORGAN INSURANCE TRUST (“JPMIT”)

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

(All Share Classes)

(each a “Portfolio,” and together, the “Portfolios”)

Supplement dated March 16, 2023

to the current Summary Prospectuses, Prospectuses, and Statement of Additional Information

The purpose of this supplement is to announce the results of the recent special meeting of the shareholders held on March 15, 2023 (the “Meeting”), at which each Portfolio’s shareholders considered a proposal to reorganize each Portfolio (the “Acquired Funds”) into a newly organized series (the “Acquiring Funds”) of Lincoln Variable Insurance Products (“LVIP”) (the “Reorganizations”). The list of Acquired Funds and corresponding Acquiring Funds are shown in the table below:

JPMIT - Acquired Funds	LVIP - Acquiring Funds

JPMIT Core Bond Portfolio	LVIP JPMorgan Core Bond Fund

JPMIT Mid Cap Value Portfolio	LVIP JPMorgan Mid Cap Value Fund

JPMIT Small Cap Core Portfolio	LVIP JPMorgan Small Cap Core Fund

JPMIT U.S. Equity Portfolio	LVIP JPMorgan U.S. Equity Fund

The shareholders and their designated proxies convened for the Meeting, and the proposal was passed with regard to each of the Acquired Funds.

The Reorganizations will take place on or about the close of business on April 28, 2023.

Information regarding the proposal that was passed is contained in the proxy materials as filed with the Securities and Exchange Commission (“SEC”). The proxy statement was mailed to shareholders of record, and you are also able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-JPMIT-0323